UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

SIX FLAGS ENTERTAINMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-42157	93-4097909
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8701 Red Oak Blvd.,

Charlotte, North Carolina 28217

(Address of principal executive offices) (Zip Code)

(704) 414-4700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

To the extent applicable, the information contained in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.08.

Item 8.01.	Other Events.

The Board of Directors of Six Flags Entertainment Corporation (“Company”) has determined that the Company’s 2025 Annual Meeting of Stockholders will be held on June 25, 2025. Deadlines for submission of nominations and stockholder proposals are set out below for clarity given that this is the Company’s first Annual Meeting. Any stockholder proposal or director nomination also must comply with the Company’s Amended and Restated Bylaws (“Bylaws”), the requirements of Delaware law and the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”), as applicable. A copy of the Company’s Bylaws is filed as Exhibit 3.2 to the Form 8-K filed by the Company with the SEC on July 1, 2024.

•

To be considered timely under the Bylaws, stockholder notice of general nominations and stockholder proposals must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company no earlier than February 25, 2025, and not later than March 27, 2025.

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To be considered timely under the Bylaws, stockholder notice of proxy access nominations must be delivered to the Company’s Secretary at the principal executive offices of the Company no earlier than January 26, 2025, and not later than February 25, 2025.

•

To be considered timely under Rule 14a-8 of the Securities Exchange Act of 1934, stockholder proposals eligible to be included in the Company’s annual meeting proxy materials must be received at the Company’s principal executive offices a reasonable time before the Company begins to print and mail its proxy materials, which the Company has determined to be not later than February 14, 2025. If a proposal is not received by such date, the appointed proxies may exercise discretionary voting authority on the proposal.

•

To be considered timely under Rule 14a-19 of the Securities Exchange Act of 1934, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company at the Company’s principal executive offices not later than April 26, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION
(Registrant)

Date: January 24, 2025	By:	/s/ Brian C. Witherow
Brian C. Witherow Chief Financial Officer